                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2007
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                              EMPIRE RESORTS, INC.
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              (Exact name of registrant as specified in its charter)

          Delaware                    001-12522                  13-3714474
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

 701 N. Green Valley Parkway, Suite 200, Henderson, NV             89074
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        (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|   Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

   |_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 21, 2007,  Empire Resorts,  Inc. (the  "COMPANY")  entered into an amendment (the "AMENDMENT") to that certain Loan Agreement,  dated as of January
11, 2005, among the Company, the guarantors listed on the signature page thereto and Bank of Scotland (the "LOAN AGREEMENT"). The Amendment, dated as of June 20,
2007,  among other things,  (i) extends the maturity date of the Loan  Agreement from  January 11, 2008 to January 7, 2009 and (ii)  deletes  all  references  to
Interest Advances and LOC Cash Collateral  Advances such that the Loan Agreement now provides for total loans of up to $10,000,000.

      The foregoing summary of the Amendment does not purport to be complete and is subject to and  qualified  in its entirety by reference to the actual text of such  amendment,  a copy of  which  is  attached  hereto  as  EXHIBIT  99.1  and incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.             Exhibits
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         99.1           Amendment  No. 3 to Loan  Agreement,  dated  January 11,
                        2005 by and among Empire  Resorts,  Inc., the guarantors
                        listed  on  the  signature  page  thereto  and  Bank  of
                        Scotland, dated as of June 20, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: June 25, 2007                    By: /s/ Ronald J. Radcliffe
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                                            Name:  Ronald J. Radcliffe
                                            Title: Chief Financial Officer